Dividends on ordinary capital	12 Months Ended
Dec. 31, 2023
Dividend On Ordinary Capital [Abstract]
Dividends on ordinary capital
8. Dividends on ordinary capital

Dividends are recognised on the date that the shareholder’s right to receive payment is established. This is generally the date when the dividend is declared.

	€ million	€ million	€ million
	2023	2022	2021
Dividends on ordinary capital during the year	(4,327)	(4,356)	(4,458)
Four quarterly interim dividends were declared and paid during 2023, totalling £1.50 (2022: £1.45) per PLC ordinary share.
A quarterly dividend of €1,067 million (2022: €1,086 million) was declared on 8 February 2024, to be paid in March 2024; £0.36 per PLC ordinary share (2022: £0.38). Total dividends declared in relation to 2023 were £1.48 (2022: £1.48) per PLC ordinary share.